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                                                                    Exhibit 23-a



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 13, 1997 included and incorporated by reference in Ameritech Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                           /s/ Arthur Andersen LLP

                                           ARTHUR ANDERSEN LLP


Chicago, Illinois

December 19, 1997